Liabilities to banks	12 Months Ended
Jun. 30, 2026
Liabilities to banks
Liabilities to banks

21.    Liabilities to banks

As of June 30, 2026, LuxExperience Group had an amended €125.0 million syndicated Revolving Credit Facility in place, following an increase in the facility size and an extension of its maturity to September 2028. Under the Revolving Credit Facility, LuxExperience Group is subject to financial covenants that include requirements related to working capital as a borrowing base and a maximum group net debt leverage ratio. As of June 30, 2026, LuxExperience Group had no borrowings outstanding under the facility, while €27.8 million was utilized in the form of guarantees.

In addition, the Net-A-Porter Group Limited maintains a separate €100.0 million revolving credit facility with Richemont International Holding S.A, maturing in 2031 (the “YNAP RCF”). As of June 30, 2026, LuxExperience Group had no borrowings outstanding under the YNAP RCF.